Exhibit 99.2

Financial Supplement

September 30, 2010

contact: William Pollett, Treasurer telephone: +1(441) 299 7576 email: bill.pollett@montpelierre.bm	This report is for informational purposes only. It should be read in conjunction with other documents filed by Montpelier Re Holdings Ltd. pursuant to the Securities Exchange Act of 1934.

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

This financial supplement contains forward-looking statements within the meaning of the United States federal securities laws, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, that are not historical facts, including statements about our beliefs and expectations. These statements are based upon current plans, estimates and projections. Forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and various risk factors, many of which are outside our control, that could cause actual results to differ materially from such statements. See “Risk Factors” contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 as filed with the Securities and Exchange Commission. In particular, statements using words such as “may,” “should,” “estimate,” “expect,” “anticipate,” “intend,” “believe,” “predict,” “potential,” or words of similar importance generally involve forward-looking statements.

Important events and uncertainties that could cause our actual results, future dividends or future common share repurchases to differ include, but are not necessarily limited to: market conditions affecting our common share price; the possibility of severe or unanticipated losses from natural or man-made catastrophes; the effectiveness of our loss limitation methods; our dependence on principal employees; our ability to execute our business plans effectively; increases in our general and administrative expenses due to new business ventures, which expenses may not be recoverable through additional profits; the cyclical nature of the insurance and reinsurance business; the levels of new and renewal business achieved; opportunities to increase writings in our core property and specialty insurance and reinsurance lines of business and in specific areas of the casualty reinsurance market and our ability to capitalize on those opportunities; the sensitivity of our business to financial strength ratings established by independent rating agencies; the inherent uncertainty of our risk management process, which is subject to, among other things, industry loss estimates and estimates generated by modeling techniques; the accuracy of estimates reported by cedants and brokers on pro rata contracts and certain excess of loss contracts where a deposit or minimum premium is not specified in the contract; the inherent uncertainties of establishing reserves for loss and loss adjustment expenses, particularly on longer-tail classes of business such as casualty; unanticipated adjustments to premium estimates; changes in the availability, cost or quality of reinsurance or retrocessional coverage; changes in general economic and financial market conditions; changes in and the impact of governmental legislation or regulation, including changes in tax laws in the jurisdictions where we conduct business; our ability to assimilate effectively the additional regulatory issues created by our entry into new markets; the amount and timing of reinsurance recoverables and reimbursements we actually receive from our reinsurers; the overall level of competition, and the related demand and supply dynamics in our markets relating to growing capital levels in our industry; declining demand due to increased retentions by cedants and other factors; the impact of terrorist activities on the economy; rating agency policies and practices; unexpected developments concerning the small number of insurance and reinsurance brokers upon whom we rely for a large portion of revenues; our dependence as a holding company upon dividends or distributions from our operating subsidiaries; and the impact of foreign currency fluctuations.

We undertake no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made.

MONTPELIER RE HOLDINGS LTD.

Table of Contents

Page

1	Consolidated Financial Highlights

2	Summary Consolidated Balance Sheets

3	Summary Consolidated Income Statements

4	Net Premiums Written by Line of Business

5	Net Premiums Earned by Line of Business

6	Rollforward of Loss Reserves

7	Losses and Loss Ratios by Line of Business

8	Consolidated Investment Portfolio

9	Consolidated Investment Detail - Mortgage-Backed and Asset-Backed Securities

10	Consolidated Investment Detail - Corporate Bonds

11	Reinsurance Recoverable by Rating

12	Fully Converted Book Value Per Share

13	Basic and Diluted Earnings Per Share

14	Financial Measures Disclosures

MONTPELIER RE HOLDINGS LTD.

Consolidated Financial Highlights (unaudited)

$ in millions, except per share amounts

	Three months ended September 30			Year-to-date September 30		% change
	2010	2009	% change	2010	2009	YTD
Highlights
Gross premiums written	$143.4	$120.8	19%	$617.7	$555.8	11%
Net premiums written	$119.7	$106.3	13%	$577.6	$528.0	9%
Net premiums earned	$156.4	$143.6	9%	$463.2	$418.4	11%
Net investment income	$18.7	$20.2	-7%	$57.5	$59.7	-4%
Operating income (1)	$60.7	$60.2	1%	$110.1	$176.7	-38%
Net income	$90.0	$147.5	-39%	$169.8	$358.8	-53%
Comprehensive income	$90.8	$147.2	-38%	$166.9	$360.8	-54%
Total assets				$3,261.8	$3,202.8	2%
Common shareholders’ equity				$1,668.4	$1,722.2	-3%

Per share data
Operating income per share (2)	$0.86	$0.69		$1.51	$2.02
Comprehensive income per share (2)	$1.28	$1.68		$2.29	$4.13
Fully converted book value per share (3)				$23.76	$19.78
Fully converted tangible book value per share (3)				$23.69	$19.73

Financial ratios
Loss and loss adjustment expense ratio:
Current year	46.8%	42.5%		70.1%	41.2%
Prior year	-13.5%	-13.5%		-18.3%	-12.3%
Loss and loss adjustment expense ratio	33.3%	29.0%		51.8%	28.9%
Acquisition costs ratio	15.8%	12.1%		15.2%	14.5%
General and administrative expense ratio	20.3%	25.2%		17.8%	23.7%
Combined ratio	69.4%	66.3%		84.8%	67.1%

Operating income / Avg shareholders’ equity	3.7%	3.6%		6.7%	11.6%

Change in FCBVPS adj for dividends (4)	6.9%	9.6%		13.7%	25.5%

(1) Excludes net investment and foreign exchange gains and losses and gain on early extinguishment of debt.

(2) See Page 13 for calculation and Page 14 for a discussion of our use of certain Financial Measures Disclosures.

(3) See Page 12 for calculation and Page 14 for a discussion of our use of certain Financial Measures Disclosures.

(4) Change in FCBVPS adj for dividends represents the change in fully converted book value per share in the period adjusted for dividends declared.  See page 14 for a discussion of our use of certain Financial Measures Disclosures.

MONTPELIER RE HOLDINGS LTD.

Summary Consolidated Balance Sheets (unaudited)

in millions, except per share amounts

	Sept 30	June 30	Mar 31	Dec 31	Sept 30
	2010	2010	2010	2009	2009

ASSETS
Investments, cash and cash equivalents	$2,792.3	$2,672.0	$2,623.0	$2,708.7	$2,717.2
Premiums receivable	257.0	294.6	250.3	161.5	223.4
Deferred acquisition costs	52.1	52.9	47.5	38.2	45.0
Reinsurance recoverable on paid and unpaid losses	77.3	74.7	111.7	114.1	121.3
Unearned premium ceded	26.7	14.2	20.0	14.7	18.0
Other assets	56.4	95.8	74.4	62.0	77.9

Total Assets	$3,261.8	$3,204.2	$3,126.9	$3,099.2	$3,202.8

LIABILITIES
Loss and loss adjustment expense reserves	$781.4	$776.0	$779.4	$680.8	$719.0
Unearned premium	340.9	360.2	318.4	215.4	299.5
Debt	327.7	327.7	328.6	328.6	328.6
Other liabilities	143.4	118.9	142.0	145.9	133.5

Total Liabilities	1,593.4	1,582.8	1,568.4	1,370.7	1,480.6

SHAREHOLDERS’ EQUITY
Common shareholder’s equity	1,668.4	1,621.4	1,558.5	1,728.5	1,722.2

Total Liabilities and Shareholders’ Equity	$3,261.8	$3,204.2	$3,126.9	$3,099.2	$3,202.8

Fully converted book value per share (1)	$23.76	$22.31	$21.36	$21.14	$19.78

Fully converted tangible book value per share (1)	$23.69	$22.24	$21.29	$21.08	$19.73

(1) See Page 12 for calculation and Page 14 for a discussion of our use of certain Financial Measures Disclosures.

MONTPELIER RE HOLDINGS LTD.

Summary Consolidated Income Statements (unaudited)

$ in millions, except per share amounts

						YTD	YTD	Full Year
	Q3-10	Q2-10	Q1-10	Q4-09	Q3-09	2010	2009	2009

Underwriting revenues
Gross premiums written	$143.4	$199.5	$274.8	$79.1	$120.8	$617.7	$555.8	$634.9
Reinsurance premiums ceded	(23.7)	(3.5)	(12.9)	(4.9)	(14.5)	(40.1)	(27.8)	(32.7)
Net premiums written	119.7	196.0	261.9	74.2	106.3	577.6	528.0	602.2

Gross premiums earned	168.0	157.9	165.4	163.1	152.9	491.3	450.4	613.5
Earned reinsurance premiums ceded	(11.6)	(9.6)	(6.9)	(8.3)	(9.3)	(28.1)	(32.0)	(40.3)
Net premiums earned	156.4	148.3	158.5	154.8	143.6	463.2	418.4	573.2

Loss and loss adjustment expenses	(52.0)	(43.6)	(144.2)	(17.7)	(41.5)	(239.8)	(121.0)	(138.7)
Acquisition costs	(24.8)	(23.4)	(22.4)	(19.7)	(17.4)	(70.6)	(60.8)	(80.5)
Operating expenses	(21.9)	(16.5)	(23.1)	(24.8)	(25.6)	(61.5)	(72.2)	(97.0)
Incentive compensation expenses	(9.8)	(5.3)	(6.0)	(13.2)	(10.6)	(21.1)	(26.9)	(40.1)
Underwriting income (loss)	47.9	59.5	(37.2)	79.4	48.5	70.2	137.5	216.9

Net investment income	18.7	20.3	18.5	21.3	20.2	57.5	59.7	81.0
Interest and other financing expenses	(6.0)	(6.1)	(6.5)	(6.5)	(6.6)	(18.6)	(19.8)	(26.3)
Other revenue	0.1	—	0.2	—	0.1	0.3	0.5	0.5
Other non-underwriting expenses	0.1	0.1	—	—	—	0.2	(0.2)	(0.2)
Income tax benefit (expense)	(0.1)	(1.3)	1.9	(0.1)	(2.0)	0.5	(1.0)	(1.1)
Operating income (loss) (1)	60.7	72.5	(23.1)	94.1	60.2	110.1	176.7	270.8

Net realized investment gains	13.1	7.1	9.1	23.9	4.9	29.3	6.9	30.8
Net unrealized investment gains (losses)	17.5	(4.1)	17.7	(11.9)	76.3	31.1	171.0	159.1
Gain on early extinguishment of debt	—	—	—	—	—	—	5.9	5.9
Net foreign exchange gains (losses)	(1.3)	(5.6)	6.2	(1.4)	6.1	(0.7)	(1.7)	(3.1)
Net income	90.0	69.9	9.9	104.7	147.5	169.8	358.8	463.5

Other comprehensive income (loss) items	0.8	0.7	(4.4)	(1.7)	(0.3)	(2.9)	2.0	0.3

Comprehensive income	$90.8	$70.6	$5.5	$103.0	$147.2	$166.9	$360.8	$463.8

Loss and loss adjustment expense ratio:
Current year	46.8%	55.9%	106.2%	27.1%	42.5%	70.1%	41.2%	37.4%
Prior year	-13.5%	-26.5%	-15.2%	-15.7%	-13.5%	-18.3%	-12.3%	-13.2%
Loss and loss adjustment expense ratio	33.3%	29.4%	91.0%	11.4%	29.0%	51.8%	28.9%	24.2%
Acquisition costs ratio	15.8%	15.7%	14.2%	12.7%	12.1%	15.2%	14.5%	14.0%
Operating expenses	14.0%	11.1%	14.5%	16.1%	17.8%	13.2%	17.3%	17.0%
Incentive compensation expenses	6.3%	3.6%	3.8%	8.5%	7.4%	4.6%	6.4%	7.0%
Combined ratio	69.4%	59.8%	123.5%	48.7%	66.3%	84.8%	67.1%	62.2%

Operating income (loss) per share (2)	$0.86	$1.00	$(0.31)	$1.12	$0.69	$1.51	$2.02	$3.13
Comprehensive income per share (2)	$1.28	$0.97	$0.07	$1.23	$1.68	$2.29	$4.13	$5.36
Operating income / Avg shareholders’ equity	3.7%	4.6%	-1.4%	5.5%	3.6%	6.7%	11.6%	17.3%
Comprehensive income / Avg shareholders’ equity	5.5%	4.4%	0.3%	6.0%	8.9%	10.2%	23.6%	29.6%

(1) Excludes net investment and foreign exchange gains and losses and gain on early extinguishment of debt.

(2) See Page 13 for calculation and Page 14 for a discussion of our use of certain Financial Measures Disclosures.

MONTPELIER RE HOLDINGS LTD.

Net Premiums Written by Line of Business

(unaudited)

in millions

						YTD	YTD	Full Year
Net Premiums Written	Q3-10	Q2-10	Q1-10	Q4-09	Q3-09	2010	2009	2009

Bermuda
Property Catastrophe - Treaty Reinsurance	$23.0	$104.6	$112.9	$12.9	$28.4	$240.5	$242.3	$255.2
Property Specialty - Treaty Reinsurance	8.3	12.8	11.6	12.8	12.0	32.7	53.2	66.0
Other Specialty - Treaty Reinsurance	19.9	17.5	42.6	5.3	13.0	80.0	63.9	69.2
Property & Specialty Individual Risk	8.3	11.5	7.7	4.9	11.2	27.5	32.3	37.2
	$59.5	$146.4	$174.8	$35.9	$64.6	$380.7	$391.7	$427.6

Syndicate 5151
Property Catastrophe - Treaty Reinsurance	$1.0	$2.4	$30.3	$0.5	$3.1	$33.7	$30.3	$30.8
Property Specialty - Treaty Reinsurance	6.3	3.3	7.2	5.2	6.2	16.8	20.1	25.3
Other Specialty - Treaty Reinsurance	13.0	10.6	22.2	7.2	11.5	45.8	37.7	44.9
Property & Specialty Individual Risk	26.9	22.0	19.1	17.1	12.9	68.0	32.8	49.9
	$47.2	$38.3	$78.8	$30.0	$33.7	$164.3	$120.9	$150.9

MUSIC
Property Catastrophe - Treaty Reinsurance	$—	$—	$—	$—	$—	$—	$—	$—
Property Specialty - Treaty Reinsurance	—	—	—	—	—	—	—	—
Other Specialty - Treaty Reinsurance	—	—	—	—	—	—	—	—
Property & Specialty Individual Risk	13.0	11.3	8.3	8.3	8.0	32.6	15.4	23.7
	$13.0	$11.3	$8.3	$8.3	$8.0	$32.6	$15.4	$23.7

Intercompany Reinsurance Eliminations
Property Catastrophe - Treaty Reinsurance	$—	$(9.2)	$(0.2)	$(0.3)	$0.2	$(9.4)	$(5.6)	$(5.9)
Property Specialty - Treaty Reinsurance	—	1.9	0.1	0.1	0.1	2.0	2.2	2.3
Other Specialty - Treaty Reinsurance	—	4.1	(0.1)	2.0	—	4.0	1.7	3.7
Property & Specialty Individual Risk	—	3.2	0.2	(1.8)	(0.3)	3.4	1.7	(0.1)
	$—	$—	$—	$—	$—	$—	$—	$—

Consolidated Total NWP
Property Catastrophe - Treaty Reinsurance	$24.0	$97.8	$143.0	$13.1	$31.7	$264.8	$267.0	$280.1
Property Specialty - Treaty Reinsurance	14.6	18.0	18.9	18.1	18.3	51.5	75.5	93.6
Other Specialty - Treaty Reinsurance	32.9	32.2	64.7	14.5	24.5	129.8	103.3	117.8
Property & Specialty Individual Risk	48.2	48.0	35.3	28.5	31.8	131.5	82.2	110.7
	$119.7	$196.0	$261.9	$74.2	$106.3	$577.6	$528.0	$602.2

Reinstatements included in NWP	$1.6	$3.3	$11.7	$(1.8)	$3.0	$16.6	$3.2	$1.4

Consolidated 12 Mo. Rolling NWP	$651.8	$638.4	$626.3	$602.2	$601.5

MONTPELIER RE HOLDINGS LTD.

Net Premiums Earned by Line of Business

(unaudited)

in millions

						YTD	YTD	Full Year
Net Premiums Earned	Q3-10	Q2-10	Q1-10	Q4-09	Q3-09	2010	2009	2009

Bermuda
Property Catastrophe - Treaty Reinsurance	$63.6	$63.3	$70.0	$66.1	$66.7	$196.9	$183.8	$249.9
Property Specialty - Treaty Reinsurance	9.8	13.3	11.7	16.0	12.7	34.8	52.4	68.4
Other Specialty - Treaty Reinsurance	22.0	16.3	17.9	15.8	17.7	56.2	56.8	72.6
Property & Specialty Individual Risk	6.5	8.4	11.5	10.2	9.5	26.4	24.9	35.1
	$101.9	$101.3	$111.1	$108.1	$106.6	$314.3	$317.9	$426.0

Syndicate 5151
Property Catastrophe - Treaty Reinsurance	$7.4	$9.6	$9.5	$8.8	$10.2	$26.5	$25.7	$34.5
Property Specialty - Treaty Reinsurance	6.0	5.3	5.1	7.1	6.9	16.4	22.2	29.3
Other Specialty - Treaty Reinsurance	10.7	10.6	12.0	13.1	6.3	33.3	17.8	30.9
Property & Specialty Individual Risk	20.4	13.1	14.0	12.2	9.6	47.5	26.2	38.4
	$44.5	$38.6	$40.6	$41.2	$33.0	$123.7	$91.9	$133.1

MUSIC
Property Catastrophe - Treaty Reinsurance	$—	$—	$—	$—	$—	$—	$—	$—
Property Specialty - Treaty Reinsurance	—	—	—	—	—	—	—	—
Other Specialty - Treaty Reinsurance	—	—	—	—	—	—	—	—
Property & Specialty Individual Risk	10.0	8.4	6.8	5.5	4.0	25.2	8.6	14.1
	$10.0	$8.4	$6.8	$5.5	$4.0	$25.2	$8.6	$14.1

Intercompany Reinsurance Eliminations
Property Catastrophe - Treaty Reinsurance	$(2.6)	$(2.0)	$(1.2)	$(1.3)	$(1.5)	$(5.8)	$(3.8)	$(5.1)
Property Specialty - Treaty Reinsurance	0.6	0.6	0.1	0.6	1.0	1.3	1.2	1.8
Other Specialty - Treaty Reinsurance	0.9	0.9	0.9	0.4	1.2	2.7	1.4	1.8
Property & Specialty Individual Risk	1.1	0.5	0.2	0.3	(0.7)	1.8	1.2	1.5
	$—	$—	$—	$—	$—	$—	$—	$—

Consolidated Total NPE
Property Catastrophe - Treaty Reinsurance	$68.4	$70.9	$78.3	$73.6	$75.4	$217.6	$205.7	$279.3
Property Specialty - Treaty Reinsurance	16.4	19.2	16.9	23.7	20.6	52.5	75.8	99.5
Other Specialty - Treaty Reinsurance	33.6	27.8	30.8	29.3	25.2	92.2	76.0	105.3
Property & Specialty Individual Risk	38.0	30.4	32.5	28.2	22.4	100.9	60.9	89.1
	$156.4	$148.3	$158.5	$154.8	$143.6	$463.2	$418.4	$573.2

Reinstatements included in NPE	$1.6	$3.3	$11.7	$(1.8)	$3.0	$16.6	$3.2	$1.4

Consolidated 12 Mo. Rolling NPE	$618.0	$605.2	$598.3	$573.2	$553.2

MONTPELIER RE HOLDINGS LTD.

Rollforward of Loss Reserves (unaudited)

in millions

	Three months ended September 30, 2010			Three months ended September 30, 2009
	Gross	Recoveries	Net	Gross	Recoveries	Net

Reserve for unpaid losses, beginning of period	$776.0	$70.1	$705.9	$750.3	$88.2	$662.1

Losses incurred:
Current year	75.7	2.4	73.3	63.4	2.5	60.9
Prior years	(18.7)	2.6	(21.3)	(24.9)	(5.5)	(19.4)
Total losses incurred	57.0	5.0	52.0	38.5	(3.0)	41.5

Net impact of foreign currency movements	7.4	(0.1)	7.5	(0.4)	—	(0.4)

Paid losses:
Current year	24.0	1.2	22.8	12.1	1.2	10.9
Prior years	35.0	3.4	31.6	57.3	5.3	52.0
Total paid losses	59.0	4.6	54.4	69.4	6.5	62.9

Reserve for unpaid losses, end of period	$781.4	$70.4	$711.0	$719.0	$78.7	$640.3

	YTD September 30, 2010			YTD September 30, 2009
	Gross	Recoveries	Net	Gross	Recoveries	Net

Reserve for unpaid losses, beginning of period	$680.8	$69.6	$611.2	$808.9	$122.9	$686.0

Losses incurred:
Current year	337.3	12.7	324.6	177.2	4.8	172.4
Prior years	(86.1)	(1.3)	(84.8)	(82.0)	(30.6)	(51.4)
Total losses incurred	251.2	11.4	239.8	95.2	(25.8)	121.0

Net impact of foreign currency movements	1.3	—	1.3	(0.7)	—	(0.7)

Paid losses:
Current year	48.1	2.0	46.1	16.7	1.4	15.3
Prior years	103.8	8.6	95.2	167.7	17.0	150.7
Total paid losses	151.9	10.6	141.3	184.4	18.4	166.0

Reserve for unpaid losses, end of period	$781.4	$70.4	$711.0	$719.0	$78.7	$640.3

MONTPELIER RE HOLDINGS LTD.

Consolidated Losses and Loss Ratios

(unaudited)

$ in millions

						YTD	YTD
	Q3-10	Q2-10	Q1-10	Q4-09	Q3-09	2010	2009
Property Catastrophe - Treaty

Net reserves: start	$220.1	$242.5	$155.8	$167.0	$168.5	$155.8	$209.6
Change in prior AY	(2.4)	(3.3)	(5.4)	(6.0)	(9.5)	(11.1)	(18.9)
Paid losses	(26.7)	(23.8)	(13.9)	(12.3)	(15.7)	(64.4)	(74.5)
Current yr. incurred losses	16.6	4.7	106.0	7.1	23.7	127.3	50.8
Net reserves: end	$207.6	$220.1	$242.5	$155.8	$167.0	$207.6	$167.0

Net earned premium	$68.4	$70.9	$78.3	$73.6	$75.4	$217.6	$205.7
Net loss ratio	20.8%	2.0%	128.5%	1.5%	18.8%	53.4%	15.5%
Net loss ratio excl. prior AY adjusts.	24.3%	6.7%	135.4%	9.7%	31.4%	58.5%	24.7%
Net loss ratio - prior AY adjusts.	-3.5%	-4.7%	-6.9%	-8.2%	-12.6%	-5.1%	-9.2%

IBNR	$101.2	$150.4	$161.3	$93.5	$94.9
IBNR as a % of net reserves	49%	68%	67%	60%	57%

Property Specialty - Treaty

Net reserves: start	$144.4	$147.7	$140.8	$145.7	$156.2	$140.8	$152.1
Change in prior AY	(8.9)	(9.2)	(4.8)	(6.3)	0.4	(22.9)	(6.7)
Paid losses	(12.6)	(8.5)	(11.4)	(9.0)	(22.0)	(32.5)	(44.6)
Current yr. incurred losses	13.5	14.4	23.1	10.4	11.1	51.0	44.9
Net reserves: end	$136.4	$144.4	$147.7	$140.8	$145.7	$136.4	$145.7

Net earned premium	$16.4	$19.2	$16.9	$23.7	$20.6	$52.5	$75.8
Net loss ratio	28.0%	27.1%	108.3%	17.3%	55.8%	53.5%	50.4%
Net loss ratio excl. prior AY adjusts.	82.3%	75.0%	136.7%	43.9%	53.9%	97.1%	59.2%
Net loss ratio - prior AY adjusts.	-54.3%	-47.9%	-28.4%	-26.6%	1.9%	-43.6%	-8.8%

IBNR	$86.8	$91.9	$102.9	$90.8	$89.2
IBNR as a % of net reserves	64%	64%	70%	64%	61%

Other Specialty - Treaty

Net reserves: start	$238.4	$220.7	$217.3	$232.7	$243.0	$217.3	$246.7
Change in prior AY	(6.2)	(13.5)	(8.0)	(9.4)	(5.2)	(27.7)	(16.8)
Paid losses	(8.6)	(11.3)	(10.2)	(23.7)	(18.9)	(30.1)	(37.4)
Current yr. incurred losses	18.4	42.5	21.6	17.7	13.8	82.5	40.2
Net reserves: end	$242.0	$238.4	$220.7	$217.3	$232.7	$242.0	$232.7

Net earned premium	$33.6	$27.8	$30.8	$29.3	$25.2	$92.2	$76.0
Net loss ratio	36.3%	104.3%	44.2%	28.3%	34.1%	59.4%	30.8%
Net loss ratio excl. prior AY adjusts.	54.8%	152.9%	70.2%	60.4%	54.7%	89.4%	52.9%
Net loss ratio - prior AY adjusts.	-18.5%	-48.6%	-26.0%	-32.1%	-20.6%	-30.0%	-22.1%

IBNR	$191.2	$189.7	$170.7	$165.4	$165.8
IBNR as a % of net reserves	79%	80%	77%	76%	71%

Property and Specialty Individual Risk

Net reserves: start	$109.7	$107.1	$97.8	$95.6	$94.7	$97.8	$77.6
Change in prior AY	(3.8)	(13.4)	(5.9)	(2.6)	(5.1)	(23.1)	(9.0)
Paid losses	(6.5)	(5.4)	(2.4)	(2.0)	(6.4)	(14.3)	(9.6)
Current yr. incurred losses	24.8	21.4	17.6	6.8	12.4	63.8	36.6
Net reserves: end	$124.2	$109.7	$107.1	$97.8	$95.6	$124.2	$95.6

Net earned premium	$38.0	$30.4	$32.5	$28.2	$22.4	$100.9	$60.9
Net loss ratio	55.3%	26.3%	36.0%	14.9%	32.6%	40.3%	45.3%
Net loss ratio excl. prior AY adjusts.	65.3%	70.4%	54.2%	24.1%	55.4%	63.2%	60.1%
Net loss ratio - prior AY adjusts.	-10.0%	-44.1%	-18.2%	-9.2%	-22.8%	-22.9%	-14.8%

IBNR	$86.1	$77.6	$69.6	$62.0	$52.7
IBNR as a % of net reserves	69%	71%	65%	63%	55%

TOTAL

Net reserves: start	$705.9	$711.6	$611.2	$640.3	$662.1	$611.2	$686.0
Change in prior AY	(21.3)	(39.4)	(24.1)	(24.3)	(19.4)	(84.8)	(51.4)
Paid losses	(54.4)	(49.0)	(37.9)	(47.0)	(63.0)	(141.3)	(166.1)
Current yr. incurred losses	73.3	83.0	168.3	42.0	61.0	324.6	172.5
Net impact of foreign currency	7.5	(0.3)	(5.9)	0.2	(0.4)	1.3	(0.7)
Net reserves: end	$711.0	$705.9	$711.6	$611.2	$640.3	$711.0	$640.3

Net earned premium	$156.4	$148.3	$158.5	$154.8	$143.6	$463.2	$418.4
Net loss ratio	33.3%	29.4%	91.0%	11.4%	29.1%	51.8%	28.9%
Net loss ratio excl. prior AY adjusts.	46.8%	55.9%	106.2%	27.1%	42.6%	70.1%	41.2%
Net loss ratio - prior AY adjusts.	-13.5%	-26.5%	-15.2%	-15.7%	-13.5%	-18.3%	-12.3%

IBNR	$465.3	$509.6	$504.5	$411.7	$402.6
IBNR as a % of net reserves	65%	72%	71%	67%	63%

MONTPELIER RE HOLDINGS LTD.

Consolidated Investment Portfolio (unaudited)

$ in millions

	September 30, 2010				June 30, 2010		March 31, 2010		December 31, 2009		September 30, 2009
	Amortized	Gain	Fair		Fair		Fair		Fair		Fair
Composition:	Cost	(Loss)	Value	%	Value	%	Value	%	Value	%	Value	%

Fixed maturities	$2,278.1	$50.9	$2,329.0	84%	$2,218.7	82%	$2,111.5	81%	$2,207.5	82%	$2,228.4	81%
Equity securities	96.8	16.6	113.4	4%	134.2	5%	138.7	5%	167.2	6%	156.4	6%
Other investments	87.6	5.0	92.6	3%	66.8	3%	77.0	3%	91.0	3%	82.4	3%
Cash equivalents	48.8	—	48.8	2%	70.5	3%	86.4	3%	8.0	0%	71.7	3%
Cash and restricted cash	208.5	—	208.5	7%	181.8	7%	209.4	8%	235.0	9%	178.3	7%

Total investments and cash	$2,719.8	$72.5	$2,792.3	100%	$2,672.0	100%	$2,623.0	100%	$2,708.7	100%	$2,717.2	100%

Fixed maturities allocation:

Mortgage-backed and asset-backed securities (1)	$953.9	$10.3	$964.2	41%	$879.0	40%	$801.8	37%	$815.0	37%	$828.8	38%
Government & government-sponsored entities	788.6	13.2	801.8	34%	695.0	31%	710.0	34%	796.2	36%	745.1	33%
Corporate bonds (2)	499.9	25.6	525.5	23%	608.0	27%	561.3	27%	571.7	26%	629.7	28%
Municipal bonds	35.7	1.8	37.5	2%	36.7	2%	38.4	2%	24.6	1%	24.8	1%

Total fixed maturities	$2,278.1	$50.9	$2,329.0	100%	$2,218.7	100%	$2,111.5	100%	$2,207.5	100%	$2,228.4	100%

Other investments:

Limited partnership interests and private investment funds	$73.4	$5.3	$78.7	85%	$52.2	79%	$64.0	83%	$57.3	63%	$54.1	66%
Catastrophe bonds	10.0	0.5	10.5	11%	10.3	15%	10.3	13%	10.0	11%	—	—%
Symetra Financial (3)	—	—	—	—%	—	—%	—	—%	22.6	25%	24.1	29%
Derivative instruments	4.2	(0.8)	3.4	4%	4.3	6%	2.7	4%	1.1	1%	4.2	5%

Total other investments	$87.6	$5.0	$92.6	100%	$66.8	100%	$77.0	100%	$91.0	100%	$82.4	100%

Total investment return:

Net investment income			$18.6		$20.3		$18.5		$21.3		20.2
Net realized investment gains			13.1		7.1		9.1		23.9		4.9
Net unrealized investment gains (losses) (4)			17.5		(4.1)		15.1		(13.3)		77.0
Net derivative investment and FX gains (losses)			(0.2)		(0.2)		2.4		(0.1)		6.1

Total investment return			$49.0		$23.1		$45.1		$31.8		108.2

Total quarterly return on average fair value %			1.8%		0.9%		1.6%		1.1%		4.0%

Average yield to worst of fixed maturities and cash equivalents			2.3%		2.7%		3.4%		3.7%		3.8%
Average duration of fixed maturities, cash and cash equivalents			1.7 years		1.9 years		2.2 years		2.1 years		2.0 years
Average credit quality of fixed maturities and cash equivalents			AA+		AA+		AA+		AA+		AA+
Average duration of fixed maturities			1.9 years		2.2 years		2.5 years		2.5 years		2.4 years

(1)   See Page 9 for additional detail regarding our investments in mortgage-backed and asset-backed securities.

(2)   Corporate bonds includes bank loans. See page 10 for additional details.

(3)   Symetra Financial went public in 1Q10 and is now presented as an equity security.

(4)   Includes changes in comprehensive income from Symetra.

MONTPELIER RE HOLDINGS LTD.

Consolidated Investment Detail

Mortgage-Backed and Asset-Backed Securities

(unaudited)

$ in millions

At September 30, 2010

					Option		Fair Value
	Amortized	Fair	Gain		Adjusted	Average			Insurance (1)
Mortgage-backed and asset-backed securities	Cost	Value	(Loss)	Rating	Duration	Life	Subprime	Alt-A	wrapped

Residential-Mortgage Backed:

GNMA	$54.0	$57.4	$3.4	AAA
FNMA	152.3	154.0	1.7	AAA
Freddie Mac	75.9	77.8	1.9	AAA
Total Residential Mortgage-Backed	$282.2	$289.2	$7.0	AAA	1.1	1.9

Collateralized Residential Mortgage Obligations:

GNMA	$144.6	$142.0	$(2.6)	AAA
FNMA	138.9	141.0	2.1	AAA
Freddie Mac	137.9	139.9	2.0	AAA
FHLB	6.1	6.3	0.2	AAA
Total agency CMOS	427.5	429.2	1.7

Non-agency CMOS	15.3	15.1	(0.1)	AAA				$4.1
Non-agency CMOS	4.7	4.6	(0.1)	BB				0.3
Non-agency CMOS	2.5	2.4	(0.1)	B
Non-agency CMOS	7.3	6.8	(0.5)	CCC				2.0
Non-agency CMOS	3.2	3.2	—	CC				0.9
Non-agency CMOS	—	0.1	0.1	D
Total Non-agency CMOS	32.9	32.2	(0.7)

Total Collateralized Residential Mortgage Obligations	$460.4	$461.4	$1.0	AAA	1.0	2.3	$—	$7.3	—

Asset-Backed Securities:

Credit card	$20.6	$21.1	$0.5	AAA
Auto	17.9	18.2	0.3	AAA
Auto	12.8	12.9	0.1	AA
Auto	8.2	8.3	0.1	BBB					$3.8
Home Equity	1.0	1.1	0.1	AAA			$1.1
Home Equity	0.8	0.8	—	AA			0.8
Home Equity	4.0	4.0	—	A			4.0
Home Equity	4.7	4.7	—	BB			4.7
Home Equity	6.7	6.5	(0.2)	B			4.1		0.9
Home Equity	0.0	0.0	0.0	CCC			0.0
Home Equity	0.2	0.2	—	CC			0.2
Home Equity	1.1	1.5	0.4	C			1.5
Home Equity	0.6	0.6	—	D			0.3
Equipment	10.4	10.5	0.0	AAA
Equipment	6.5	5.8	(0.8)	BBB					5.8
Commercial Mortgage Backed Securities	69.2	71.6	2.4	AAA
Commercial Mortgage Backed Securities	29.4	28.3	(1.1)	AA
Miscellaneous	3.8	4.0	0.2	AAA
Miscellaneous	9.9	10.1	0.2	A
Miscellaneous	3.4	3.5	0.1	BBB					3.5

Total Asset-Backed Securities	$211.3	$213.6	$2.3	AA	1.7	2.4	$16.7	$—	$14.0

Total Mortgage-Backed and Asset-Backed Securities	$953.9	$964.2	$10.3				$16.7	$7.3	$14.0

(1)           We estimate that our insurance wrapped investments at 9/30/10 would be BBB- or better, if they were rated, excluding the effects of financial guarantee enhancements.

MONTPELIER RE HOLDINGS LTD.

Consolidated Investment Detail - Corporate Bonds

(unaudited)

$ in millions

At September 30, 2010

Corporate Bonds - Quality:

				Option
				Adjusted
	Amortized	Fair		Duration
	Cost	Value	Gain	(Years)

AAA	$24.7	$24.8	$0.1	1.7
AA	65.6	68.0	2.3	3.4
A	262.0	276.8	14.8	3.2
BBB	57.7	62.8	5.1	2.9
Below BBB	87.5	91.9	4.4	1.6
Not Rated	2.3	1.2	(1.1)	4.0
Total Corporate Bonds	$499.9	$525.5	$25.6	2.8

Corporate Bonds - Top Ten Holdings:

				% of
	Amortized	Fair		Total Corp.
	Cost	Value	Gain	Bonds

ConocoPhillips	$19.8	$21.7	$1.9	4.1%
General Electric	17.1	18.4	1.3	3.5%
JP Morgan Chase	17.4	18.2	0.8	3.5%
Barclays Bank Plc	17.9	17.9	—	3.4%
BP Capital	16.8	17.5	0.7	3.3%
BA Covered Bond issuer	16.0	16.9	0.9	3.2%
DeutscheBank AG	15.9	16.6	0.7	3.2%
Pfizer Inc	13.1	13.4	0.3	2.5%
Wells Fargo	12.2	12.7	0.5	2.4%
Diageo PLC	11.3	12.5	1.2	2.4%
Total	$157.5	$165.8	$8.3	31.6%

Corporate Bonds - By Sector:

				Option
				Adjusted
	Amortized	Fair	Gain	Duration
	Cost	Value	(Loss)	(Years)

Industrial	$226.3	$241.0	$14.7	2.9
Financial	213.8	225.1	11.3	3.0
Utility	11.3	11.7	0.4	3.4
All Others	48.5	47.7	(0.8)	1.5
Total	$499.9	$525.5	$25.6	2.8

MONTPELIER RE HOLDINGS LTD.

Reinsurance Recoverable by Rating (unaudited)

$ in millions

The A.M. Best ratings of our reinsurers related to reinsurance recoverable on paid and unpaid losses as of the dates presented are as follows:

	Sept 30		Jun 30		Mar 31		Dec 31		Sept 30
	2010		2010		2010		2009		2009

Reinsurance recoverable on paid losses

A++	$—	—%	$—	—%	$—	—%	$—	—%	$—	—%
A+	6.4	93	3.6	78	43.3	98	42.7	96	39.9	94
A	0.4	6	0.9	20	0.3	1	1.7	4	1.9	4
A-	0.1	1	0.1	2	0.3	1	0.1	—	0.8	2
Unrated (1)	—	—	—	—	—	—	—	—	—	—
Recoverable under MUSIC guarantee (2)	—	—	—	—	—	—	—	—	—	—

	$6.9	100%	$4.6	100%	$43.9	100%	$44.5	100%	$42.6	100%

Reinsurance recoverable on unpaid losses

A++	$—	—%	$—	—%	$—	—%	$0.4	1%	$0.7	1%
A+	26.3	38	30.6	44	26.2	39	27.7	40	31.9	40
A	28.3	40	28.3	40	29.9	44	30.1	43	33.6	43
A-	1.4	2	2.1	3	1.9	3	2.3	3	2.6	3
Unrated (1)	8.6	12	3.1	4	3.1	4	3.0	4	3.1	4
Recoverable under MUSIC guarantee (2)	5.8	8	6.0	9	6.7	10	6.1	9	6.8	9

	$70.4	100%	$70.1	100%	$67.8	100%	$69.6	100%	$78.7	100%

Total reinsurance recoverable

A++	$—	—%	$—	—%	$—	—%	$0.4	—%	$0.7	1%
A+	32.7	42	34.2	46	69.5	62	70.4	62	71.8	58
A	28.7	37	29.2	39	30.2	27	31.8	28	35.5	29
A-	1.5	2	2.2	3	2.2	2	2.4	2	3.4	3
Unrated (1)	8.6	11	3.1	4	3.1	3	3.0	3	3.1	3
Recoverable under MUSIC guarantee (2)	5.8	8	6.0	8	6.7	6	6.1	5	6.8	6

	$77.3	100%	$74.7	100%	$111.7	100%	$114.1	100%	$121.3	100%

(1) These obligations are either: (i) fully collateralized; (ii) reinsurer has an S&P financial strength rating equivalent to an A.M. Best rating of A- or better; or (iii) reinsurer is solvent but has entered run-off.

(2) In support of MUSIC’s remaining loss reserves acquired in 2007, MUSIC benefits from a trust deposit maintained by the seller and reinsurance from third party reinsurers (each rated A- or better) which collectively exceeded the $5.8 million in remaining reserves at September 30, 2010.  In addition, MUSIC has a full indemnification from the seller covering any adverse development from its past business.

MONTPELIER RE HOLDINGS LTD.

Fully Converted Book Value Per Share (unaudited)

$ in millions, except per share amounts

	Sept 30	June 30	Mar 31	Dec 31	Sept 30
	2010	2010	2010	2009	2009

Numerator

Book value per share and fully converted book value per share numerator (common shareholders’ equity)	$1,668.4	$1,621.4	$1,558.5	$1,728.5	$1,722.2

Intangible asset	(4.8)	(4.8)	(4.8)	(4.8)	(4.8)

Fully converted tangible book value per share numerator	$1,663.6	$1,616.6	$1,553.7	$1,723.7	$1,717.4

Denominator (in shares)

Book value per share denominator	68,258,453	70,888,952	71,082,196	79,998,795	85,208,223

Dilutive effect of share based obligations under benefit plans	1,976,739	1,799,987	1,889,904	1,768,769	1,841,469

Fully converted book value per share and fully converted tangible book value per share denominator	70,235,192	72,688,939	72,972,100	81,767,564	87,049,692

Book value per share	$24.44	$22.87	$21.93	$21.61	$20.21
Fully converted book value per share	$23.76	$22.31	$21.36	$21.14	$19.78
Fully converted tangible book value per share	$23.69	$22.24	$21.29	$21.08	$19.73

Dividends declared per common share	$0.09	$0.09	$0.09	$0.09	$0.075
Change in FCBVPS (1) Quarter	6.5%	4.4%	1.0%	6.8%	9.2%
Change in FCBVPS adj for dividends (2) Quarter	6.9%	4.9%	1.5%	7.3%	9.6%
Change in FCBVPS adj for dividends (2) Rolling 12 months	21.9%	25.1%	32.7%	34.6%	21.0%
Annualized Change in FCBVPS adj for dividends (2) Since inception	10.6%

(1) FCBVPS = Fully converted book value per share.  See Page 14 for a discussion of our use of certain Financial Measures Disclosures.

(2) Change in FCBVPS adj for dividends is the internal rate of return of the increase in fully converted book value per share in the period plus dividends accrued. See Page 14 for a discussion of our use of certain Financial Measures Disclosures.

MONTPELIER RE HOLDINGS LTD.

Basic and Diluted Earnings Per Share (unaudited)

$ in millions, except per share amounts

						YTD	YTD	Full Year
	Q3-10	Q2-10	Q1-10	Q4-09	Q3-09	2010	2009	2009

Numerator
Operating income(1)	$60.7	$72.5	$(23.1)	$94.1	$60.2	$110.1	$176.7	$270.8
Adjustment to operating income related to participating securities	(1.6)	(1.5)	—	(1.8)	(1.3)	(2.6)	(3.2)	(5.0)
Operating income per share numerator	$59.1	$71.0	$(23.1)	$92.3	$58.9	$107.5	$173.5	$265.8

Net investment and foreign exchange gains and losses	29.3	(2.6)	33.0	10.6	87.3	59.7	176.2	186.8
Gain on early extinguishment of debt	—	—	—	—	—	—	5.9	5.9
Adjustment to net income related to participating securities	(0.6)	—	(0.1)	(0.3)	(1.6)	(1.3)	(3.3)	(3.6)
Earnings per share numerator	$87.8	$68.4	$9.8	$102.6	$144.6	$165.9	$352.3	$454.9

Other comprehensive income (loss) items	0.8	0.7	(4.4)	(1.7)	(0.3)	(2.9)	2.0	0.3
Comprehensive income per share numerator	$88.6	$69.1	$5.4	$100.9	$144.3	$163.0	$354.3	$455.2

Denominator
Average common shares outstanding	68,995,819	71,017,781	73,481,396	82,121,535	85,991,769	71,164,999	87,544,391	86,188,677
Less: average common shares subject to the share issuance agreement	—	—	—	—	—	—	(1,760,000)	(1,320,000)
Adjusted average common shares outstanding	68,995,819	71,017,781	73,481,396	82,121,535	85,991,769	71,164,999	85,784,391	84,868,677

Average vested participating securities	—	—	—	—	—	—	—	—
Per share denominator	68,995,819	71,017,781	73,481,396	82,121,535	85,991,769	71,164,999	85,784,391	84,868,677

Operating income (loss) per share (1)	$0.86	$1.00	$(0.31)	$1.12	$0.69	$1.51	$2.02	$3.13
Net income per share	$1.27	$0.96	$0.13	$1.25	$1.68	$2.33	$4.11	$5.36
Comprehensive income per share	$1.28	$0.97	$0.07	$1.23	$1.68	$2.29	$4.13	$5.36

(1) Excludes net investment and foreign exchange gains and losses and early extinguishment of debt.  See Page 14 for a discussion of the use of certain Financial Measures Disclosures.

MONTPELIER RE HOLDINGS LTD.

Financial Measures Disclosures

Financial Measures Disclosures

In presenting our results, we have included and discussed certain financial measures.  These measures are important for an understanding of our overall results of operations. We believe that these measures are important to investors and other interested parties, and that such persons benefit from having a consistent basis for comparison with other companies within the industry. However, these measures may not be comparable to similarly titled measures used by companies either inside or outside of the insurance industry.

Management believes that presenting operating income, in addition to net income and comprehensive net income, assists some users of our financial information in their analysis of our ongoing performance. Operating income, which equals net income excluding net investment and foreign exchange gains and losses and gain on early extinguishment of debt, is considered by some analysts, rating agencies and investors to be a useful and consistent measure of performance.

This financial supplement also contains presentations of “book value per share”, “fully converted book value per share” and “fully converted tangible book value per share”. These calculations are based on total shareholders’ equity (as adjusted in certain circumstances as indicated on page 12) divided by our common shares outstanding in the case of “book value per share” and by the sum of our common shares and dilutive common share equivalents outstanding (assuming their issuance) in the case of “fully converted book value per share” and “fully converted tangible book value per share”. The Company believes that these measures, in particular “fully converted book value per share”, reflect the value attributable to a common share and are of interest to both our shareholders and the investment community.

This financial supplement also contains the presentation of “change in fully converted book value adjusted for dividends”. This calculation represents the change in fully converted book value per share in the period adjusted for dividends declared. We believe that this measure accurately reflects the return provided to our shareholders, as it takes into account the effect of all dilutive securities and the effect of dividends.